Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BioAmber Inc. for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Fabrice Orecchioni, as President and Acting Chief Executive Officer of BioAmber Inc. (the “Company”), and Mario Saucier, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2017	By:	/s/ Fabrice Orecchioni
Fabrice Orecchioni President and Acting Chief Executive Officer (Principal Executive Officer)

Date: March 16, 2017	By:	/s/ Mario Saucier
Mario Saucier Chief Financial Officer (Principal Financial and Accounting Officer)